Integra Bank Corporation

Annual Meeting of Shareholders
CEO Report

Michael J. Alley
Chairman and Chief Executive Officer

Agenda

- Business Meeting
- CEO Report
- Questions and Answers

Agenda

- **Business Meeting**
- CEO Report
- Questions and Answers

Safe Harbor Statement

Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. There are a number of important factors that could cause our future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed under the heading "Risk Factors" in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009, including: (1) the effects of the current recession in the markets in which we primarily do business; (2) changes in the interest rate environment that reduce our net interest margin; (3) unanticipated additional charge-offs and loan loss provisions; (4) our ability to maintain required capital levels and adequate sources of funding and liquidity; (5) additional declines in value of our investment securities portfolio, including adverse developments affecting the issuers of trust preferred and collateralized securities we hold; (6) changes and trends in capital markets; (7) competitive pressures from other depository institutions that increase our funding costs; (8) unanticipated effects or changes in critical accounting policies and judgments; (9) legislative or regulatory changes or actions, or significant litigation that adversely affect us or the banking industry; (10) our ability to attract and retain key personnel; (11) our ability to maintain security for confidential information in our computer systems and telecommunications network; (12) the effects of our participation in the CPP and possible changes to that program; (13) additional increases in insurance premiums we pay to the Federal Deposit Insurance Corporation; (14) our ability to comply with the terms of commitments we have made to federal banking authorities to increase capital ratios and other actions; (15) the impact of our decisions to suspend paying cash dividends on common and preferred stock and defer interest payments on our subordinated debt relating to our trust preferred securities: (16) our ability to once again comply with the minimum bid requirement necessary for our shares to be listed on the Nasdaq Stock Market or gain shareholder approval of a planned reverse stock split; (17) our ability to execute our plans to exit the commercial real estate lending business, close all pending sales of multiple branch clusters and loan pools and reduce our cost structure; (18) our inability to use brokered deposits as a funding source or set deposit interest rates above the national market rates since we are considered adequately capitalized under regulatory guidelines; and (19) damage to our ability to retain customers and attract new ones, our cost of funding and our level of liquidity as well as other factors we describe in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

Illustration of Reverse Stock Split

Assumptions:

Current stock price	$1.30
Number of shares owned	15,000
Total market value of your shares	$19,500

Reverse split at 10-to-1

Illustration of Reverse Stock Split

Impact of 10-to-1 split:

New market price per share	
($1.30 x 10)	$13.00
Number of shares you own	
(15,000 divided by 10)	1,500
Total market value of your shares	
(1,500 times $13.00)	$19,500

Agenda

- **Business Meeting**
- CEO Report
- Questions and Answers

Agenda

- Business Meeting
- **CEO Report**
- Questions and Answers

CEO Report

The Past

Integra Bank Corporation

Capital Review - 2008

(Dollars in millions)

Total Shareholders' Equity at 12/31/07		$ 328
Net Loss for 2008 (key elements include):		(111)
Loan Loss Provision (C/O $30)	($66)	
Goodwill Write-off	(123)	
Non-accrual Loans - Interest lost	(6)	
Income Tax Benefit	51	
Dividends Declared in 2008		(8)
Other Changes, net		(4)
Total Shareholders' Equity at 12/31/08		$ 205

Integra Bank Corporation

Capital Review - 2009

(Dollars in millions)

Total Shareholders' Equity at 12/31/08		$ 205
Net Loss for 2009 (key elements include):		(191)
Loan Loss Provision (C/O $91)	($113)	
OTTI	(20)	
Reserve for Deferred Taxes	(61)	
Non-accrual Loans – Interest Lost	(13)	
Preferred Stock from TARP		84
Other Changes, net		4
Total Shareholders' Equity at 12/31/09		$ 102

Integra Bank Corporation
Capital Review - Q1 2010

(Dollars in millions)

Total Shareholders' Equity at 12/31/09		$ 102
Net Loss for Q1 2010 (key elements include):		(53)
Loan Loss Provision (C/O $40)	($53)	
Non-accrual Loans – Interest Lost	(3)	
Other Changes, net		4
Total Shareholders' Equity at 3/31/10		$ 53

Integra Bank Corporation
Capital Review - Summary

(Dollars in millions)

Total Shareholders' Equity at 12/31/07		$ 328
Aggregate Net Losses for 9 Quarters		(355)
(key elements include):		
Loan Loss Provision (C/O $161)	($232)	
Goodwill Write-off	(123)	
Reserve for Deferred Taxes	(10)	
OTTI	(20)	
Non-accrual Loans – Interest Lost	(22)	
Preferred Stock from TARP		84
Other Changes, net		(4)
Total Shareholders' Equity at 3/31/10		$ 53

Integra Bank Corporation

Total Loan Portfolio

(Dollars in millions)	2008	2009	1st Qtr. 2010
Chicago Commercial	$ 332,143	$ 261,461	$ 239,939
CRE LPO	775,808	765,279	733,438
Cincinnati LPO	135,429	51,377	42,008
Community	598,950	495,828	479,155
Leases	5,397	5,578	1,859
Total Commercial	**1,847,727**	**1,579,523**	**1,496,399**
1-4 Family Residential	208,018	154,637	150,705
Consumer	434,498	376,188	365,102
Total Retail	**642,516**	**530,825**	**515,807**
TOTAL	**$2,490,243**	**$2,110,348**	**$2,012,206**

(Includes loans held for sale in probable branch divestitures.)

Integra Bank Corporation

Non-Performing Assets

(Excluding Securities)

(Dollars in millions)	2008	2009	1st Qtr. 2010
Chicago Commercial	$ 98,828	$ 115,151	$ 134,763
CRE LPO	40,437	110,839	105,033
Cincinnati LPO	17,401	67	-
Community	5,804	7,517	8,856
Leases	-	5,578	1,818
Total Commercial	**162,470**	**239,152**	**250,470**
1-4 Family Residential	4,461	5,019	5,003
Consumer	3,364	2,691	2,805
Total Retail	**7,825**	**7,710**	**7,808**
TOTAL	**$170,295**	**$246,862**	**$258,278**

Integra Bank Corporation

Gross Charge-Offs

(Dollars in millions)	2008	2009	1st Qtr. 2010
Chicago Commercial	$ 14,222	$ 33,907	$ 9,160
CRE LPO	5,177	24,449	23,626
Cincinnati LPO	657	20,261	396
Community	3,702	4,359	1,461
Leases	-	-	3,778
Total Commercial	**23,758**	**82,976**	**38,421**
1-4 Family Residential	1,206	1,495	377
Consumer	5,248	6,981	1,315
Total Retail	**6,454**	**8,476**	**1,692**
TOTAL	**$30,212**	**$91,452**	**$40,113**

Integra Bank Corporation

Gross Charge-Offs

(Dollars in millions)	Cumulative Charge-offs	Percent of Total
Chicago Commercial	$ 57,289	35.4%
CRE LPO	53,252	32.9%
Cincinnati LPO	21,314	13.2%
Community	9,522	5.9%
Leases	3,778	2.3%
Total Commercial	**145,155**	**89.7%**
1-4 Family Residential	3,078	1.9%
Consumer	13,544	8.4%
Total Retail	**16,622**	**10.3%**
TOTAL	**$161,777**	**100.0%**

Integra Bank Corporation

Loan Statistics

(As of 3/31/2010)	Percent of Portfolio	Percent of NPAs	Percent of Charge-offs
Chicago Commercial	11.9%	46.7%	35.4%
CRE LPO	36.4%	44.9%	32.9%
Cincinnati LPO	2.1%	0.0%	13.2%
Community	23.8%	3.0%	5.9%
Leases	0.1%	2.3%	2.3%
Total Commercial	**74.3%**	**96.9%**	**89.7%**
1-4 Family Residential	7.5%	2.0%	1.9%
Consumer	18.2%	1.1%	8.4%
Total Retail	**25.7%**	**3.1%**	**10.3%**
TOTAL	**100.0%**	**100.0%**	**100.0%**

(Includes loans held for sale in probable branch divestitures.)

CEO Report

The Present

Integra Bank Corporation

Executive Team

Mike Alley
Chairman & CEO

Mike Carroll
EVP & CFO
Treasury
Accounting
Facilities
Legal

Roger Duncan
EVP & CBO
Retail
Commercial
Wealth Mgt.

John Key
EVP & CCRO
CRE
Loan Underwriting
Loan Review
Managed Assets

Integra Bank Corporation

Turnaround Strategies Completed or Underway

- Revenue enhancement & expense reductions
- Permanent discontinuance of CRE lending
- Strengthening of loan workout team
- Sale of Bank Owned Life Insurance
- Repositioning of investment portfolio
- Increase levels of overall liquidity
- Suspension of all dividends
- Increase capital and narrow operating footprint through branch divestitures with balancing loans
- Restructuring of cost infrastructure
- Sale of performing & non-performing loans
- Aggressive growth of core community banking franchise

Integra Bank Corporation

Profile


ILLINOIS
INDIANA
OHIO
KENTUCKY
TENNESSEE
Chicagoland Area
Bridgeview
Plainfield N.
Plainfield S.
Mokena
Mt. Vernon
Carmi
Shawneetown
Elizabethtown
Vienna
Golconda
Brookport
Vincennes
Odon
Washington
Petersburg
Princeton
Winslow
Huntingburg
Ft. Branch
Dale
Evansville
Mt. Vernon
Newburgh
Chrisney
Hatfield
Henderson
Rockport
Morganfield
Poole
Sebree
Sturgis
Clay
Providence
Madisonville
Dawson Springs
Princeton
Mayfield
Cadiz
Bedford
Mitchell
Paoli
Milan
Osgood
Versailles
Cincinnati
Crittenden
Warsaw
Dry Ridge
Ripley
Aberdeen
Maysville
Mt. Olivet
Louisville
Hardinsburg
Leitchfield
Bowling Green
Franklin
N
W
E
S
Integra Bank Corporation Headquarters
Cities with Integra Banking Centers

- Sold to The Bank of Kentucky - December 11, 2009
- Closed two Florence offices - December 11, 2009
- Selling to United Community Bank - June 4, 2010
- Selling to The Cecilian Bank - June 11, 2010
- Selling to First Security Bank - July 22, 2010
- Selling to FNB Bank, Inc. (announced April 28, 2010)
- Selling to Citizens Deposit Bank & Trust (announced April 29, 2010)

Integra Bank Corporation
Profile


ILLINOIS
INDIANA
OHIO
Cincinnati
Chicagoland Area
Bridgeview
Plainfield N.
Plainfield S.
Mokena
Mt. Vernon
Carmi
Shawneetown
Elizabethtown
Vienna
Golconda
Vincennes
Odon
Washington
Petersburg
Princeton
Winslow
Huntingburg
Ft. Branch
Dale
Evansville
Mt. Vernon
Newburgh
Chrisney
Hatfield
Henderson
Rockport
Louisville
Morganfield
Poole
Sebree
Sturgis
Clay
Providence
Madisonville
Dawson Springs
Princeton
KENTUCKY
TENNESSEE
N
W
E
S
Integra Bank Corporation Headquarters
Cities with Integra Banking Centers

Integra Bank Corporation

Expected Capital Impact of Branch Divestitures

	Dollars In Millions			
Buyer Name	**Deposits**	**Loans**	**Deposit Premium**	**Number of Branches**
Bank of Kentucky	$76	$107	$5	5
United Community Bank*	54	51	2	3
The Cecilian Bank*	45	42	2	2
First Security Bank*	188	172	8	8
FNB Bank*	125	91	7	3
Citizens Bank & Trust*	73	82	2	4
Total	$561	$545	$26	25

Increase to bank risk based capital ratios (basis points):

Bank of Kentucky (2009)	65
UCB and Cecilian (Q2, 2010)	65
First Security, FNB Bank and Citizens (Q3, 2010)	310
Total Increase	440

* Amounts shown are estimates based on deposit and loan balances at time of announcement. Actual amounts will be determined at closing of each transaction.

Integra Bank Corporation
The Future

- Reduce non-performing assets and non-strategic performing assets
- Return to profitability
- Raise additional capital
- Build core community markets
- Enhance the board of directors

Integra Bank Corporation

Northfield Banking Center – June 2010


Integra Bank
Integra Bank

Agenda

- Business Meeting
- CEO Report
- **Questions and Answers**

Integra Bank Corporation

Thank You

For more information:

- Visit our website at www.integrabank.com
- Listen to our web casts quarterly
- Provide us your email address
- Call with questions:

Mike Alley	812-461-5795
Mike Carroll	812-464-9673
Gretchen Dunn	812-464-9677